Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13G. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 2nd day of February, 2021.

Onex Corporation

By:	/s/ David Copeland
Name:	David Copeland
Title:	Managing Director - Tax

Onex Partners Canadian GP Inc.

By:	/s/ David Copeland
Name:	David Copeland
Title:	Vice President

Onex Partners IV GP Limited

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Director

Onex Partners IV GP LP
By: Onex Partners IV GP Limited, its general partner

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Director

Onex Partners IV LP
By: Onex Partners IV GP LP, its general partner
By: Onex Partners IV GP Limited, its general partner

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Director

Onex Partners IV PV LP
By: Onex Partners IV GP LP, its general partner
By: Onex Partners IV GP Limited, its general partner

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Director

Onex Camelot Co-Invest LP
By: Onex Partners IV GP LP, its general partner
By: Onex Partners IV GP Limited, its general partner

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Director

Onex Partners IV GP LLC

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Director

Onex Partners IV Select LP
By: Onex Partners IV GP LLC, its general partner

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Director

Onex American Holdings GP LLC

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Director

Onex US Principals LP
By: Onex American Holdings GP LLC, its general partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Director

Onex Private Equity Holdings LLC

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Director

Onex American Holdings Subco LLC

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Director

Onex Partners Holdings LLC

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Director

New PCo GP Inc.

By:	/s/ Michelle Iskander
Name:	Michelle Iskander
Title:	Secretary

New PCo A LP

By:	/s/ Michelle Iskander
Name:	Michelle Iskander
Title:	Secretary

Gerald W. Schwartz
/s/ Andrea E. Daly, attorney-in-fact